Income taxes	6 Months Ended
Jun. 30, 2022
Income Taxes [Abstract]
Income taxes
5.2 Income taxes

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in thousands)	2022	2021	2022	2021

Current income taxes	13,179	2,446	18,252	5,498
Deferred income taxes	(4,136)	5,326	(4,181)	3,992
Income taxes	9,043	7,772	14,071	9,490

Income taxes during the three-month period ended June 30, 2022 increased by CHF 1.3 million to CHF 9.0 million, compared to CHF 7.8 million during the three-month period ended June 30, 2021. Our effective income tax rate was 15.5% for the three-month period ended June 30, 2022 compared to 35.4% for the three-month period ended June 30, 2021. Income taxes during the six-month period ended June 30, 2022 increased by CHF 4.6 million to CHF 14.1 million, compared to CHF 9.5 million during the six-month period ended June 30, 2021. Our effective income tax rate was 18.1% for the six-month period ended June 30, 2022 compared to 71.6% for the six-month period ended June 30, 2021. Current income taxes increased in parallel with the improved earnings before taxes, but at a lower effective tax rate. Deferred taxes decreased mainly due to reversal effects. The decrease in the effective tax rate was largely attributable to a disproportional increase of pre-tax earnings in jurisdictions with lower tax rates and tax incentives in Switzerland, the application of which depends on achieving a certain level of profitability.